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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  iVILLAGE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                 13-3845162
----------------------------------------     -----------------------------------
(State of Incorporation or Organization)     I.R.S. Employer Identification No.)

           170 Fifth Avenue
          New York, New York                                        10010
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(Address of Principal Executive Offices)                          (Zip Code)





If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-68749
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(If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                      Name of Each Exchange on Which
   to be so Registered                      Each Class is to be Registered

           None                                          None
-------------------------                  ---------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $0.01 par value per share
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                                (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered

         Incorporated by reference to the section titled "Description of Capital Stock" in the Prospectus contained in Registrant's Registration Statement on Form S-1 (Registration No. 333-68749) (as amended, the "Form S-1 Registration Statement") originally filed with the Securities and Exchange Commission on December 11, 1998.

Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:

         1.   Certificate of Incorporation, as currently in effect; (1)

         2. Form of Amended and Restated Certificate of Incorporation, to be filed prior to completion of this offering; (2)

         3. Form of Amended and Restated Certificate of Incorporation of iVillage Inc. to be filed after the closing of the offering made under the Form S-1 Registration Statement; (3)

         4.   Bylaws of the Registrant, as currently in effect (4); and

         5. Form of Amended and Restated Bylaws of the Regsitrant, to be effective upon completion of this offering. (5)





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(1)    Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
       Statement.
(2) Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
(3) Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
(4) Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
(5) Incorporated by reference to Exhibit 3.5 to the Form S-1 Registration Statement.


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          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March 1, 1999                            iVILLAGE INC.

                                                By:    /s/ Candice Carpenter
                                                --------------------------------
                                                       Candice Carpenter
                                                       Chief Executive Officer






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